UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/29/2007

The Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51018

Delaware	23-3016517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

405 Silverside Road
Wilmington, DE 19809
(Address of principal executive offices, including zip code)

302-385-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On October 29, 2007, The Bancorp, Inc. (the "Company") issued a press release regarding its earnings for the three and nine months ended September 30, 2007. A copy of this press release is furnished with this report as exhibit 99.1. The Company also held a conference call on October 30, 2007, relating to its results of operations for the third quarter ended September 30, 2007. The transcript from the conference call is attached hereto as Exhibit 99.2. The information in this Current Report, including the exhibits hereto, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

The exhibits furnished as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bancorp, Inc.

Date: November 01, 2007	By:	/s/ Martin F. Egan
Martin F. Egan
Chief Financial Officer, Senior Vice President and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release
EX-99.2	Transcript of October 30, 2007 Earnings Conference Call